                                                                    EXHIBIT 99.3

INDEPENDENT AUDITORS' REPORT

To The Partners

Packwood Jekyll Limited Partnership

    We have audited the accompanying comparative balance sheets of Packwood Jekyll Limited Partnership as of December 31, 1996 and December 31, 1995 and the related statement of income (loss), partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Packwood Jekyll Limited Partnership as of December 31, 1996 and December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          Wertheim & Company

New York, N.Y.
February 14, 1997

PACKWOOD JEKYLL LIMITED PARTNERSHIP
COMPARATIVE BALANCE SHEETS

                                                                                      DECEMBER 31,   DECEMBER 31,
                                                                                          1996           1995
                                                                                      -------------  -------------
ASSETS
Current Assets
  Cash..............................................................................  $      26,146  $      10,085
  Accounts receivable...............................................................         65,323         41,011
  Inventories--Note 2...............................................................         26,115         37,449
  Prepaid taxes and expenses........................................................         97,738        107,844
                                                                                      -------------  -------------
      Total Current Assets..........................................................        215,322        196,389
                                                                                      -------------  -------------
Property and Equipment--Note 3......................................................
  Building..........................................................................      2,085,254      2,085,254
  Improvements......................................................................      1,138,435      1,138,435
  Furniture, fixtures and equipment.................................................      2,274,467      2,254,446
                                                                                      -------------  -------------
    Less: Accumulated depreciation..................................................      2,816,441      2,517,827
                                                                                      -------------  -------------
      Total Property and Equipment..................................................      2,681,715      2,960,308
                                                                                      -------------  -------------
Other Assets--Note 4................................................................
  Unamortized mortgage loan expense.................................................          6,490         10,588
  Unamortized franchise fees........................................................       --                7,090
  Security deposits.................................................................          8,183          7,246
                                                                                      -------------  -------------
      Total Other Assets............................................................         14,673         24,924
                                                                                      -------------  -------------
                                                                                      $   2,911,710  $   3,181,621
                                                                                      -------------  -------------
                                                                                      -------------  -------------
LIABILITIES AND CAPITAL
Current Liabilities
  Mortgage payable--current portion--Note 5.........................................  $     114,301  $     106,114
  Accounts payable..................................................................        248,697        326,313
  Accrued liabilities...............................................................        217,880        138,320
  Sales, payroll and other taxes payable............................................        151,076        104,318
  Loans payable--Merrill Lynch--Note 10.............................................        252,178        251,132
              --other--current portion--Note 12.....................................         24,276         28,865
  Note payable--Packwood Management, Inc.--Note 13..................................         60,000       --
                                                                                      -------------  -------------
      Total Current Liabilities.....................................................      1,068,408        955,062
Long-Term Liabilities
  Mortgage payable--net of current portion--Note 5..................................      4,105,810      4,206,597
  Loans payable--other--net of current portion--Note 12.............................         32,230         58,269
                                                                                      -------------  -------------
      Total Liabilities.............................................................      5,206,448      5,219,928
Commitments and Contingent Liabilities
Partners' Capital--Note 6...........................................................     (2,294,738)    (2,038,307)
                                                                                      -------------  -------------
                                                                                      $   2,911,710  $   3,181,621
                                                                                      -------------  -------------
                                                                                      -------------  -------------

The accompanying notes are an integral part of this report.

PACKWOOD JEKYLL LIMITED PARTNERSHIP
COMPARATIVE STATEMENTS OF INCOME (LOSS)

                                                                                          FOR THE YEARS ENDED
                                                                                       --------------------------
                                                                                       DECEMBER 31,  DECEMBER 31,
                                                                                           1996          1995
                                                                                       ------------  ------------
Income...............................................................................   $3,502,333    $3,666,278
Cost of Sales........................................................................    1,357,048     1,319,420
                                                                                       ------------  ------------
Gross Profit.........................................................................    2,145,285     2,346,858
                                                                                       ------------  ------------
Operating Expenses
  General and administrative.........................................................      278,523       261,496
  Management fees....................................................................      103,232       108,107
  Other operating expenses...........................................................    1,060,567     1,112,964
                                                                                       ------------  ------------
        Total Operating Expenses.....................................................    1,442,322     1,482,567
                                                                                       ------------  ------------
Operating Profit.....................................................................      702,963       864,291
                                                                                       ------------  ------------
Other (Income) Expenses
  Mortgage interest..................................................................      365,846       370,407
  Other interest.....................................................................       38,119        23,254
  Rent...............................................................................      155,589       160,527
  Interest income....................................................................       --              (124)
  General partners' assets management fee--Note 7....................................       35,030        38,891
  Real estate and personal property taxes............................................       55,007        57,667
                                                                                       ------------  ------------
                                                                                           649,591       650,622
                                                                                       ------------  ------------
Income before Depreciation...........................................................       53,372       213,669
                                                                                       ------------  ------------
  Depreciation.......................................................................      298,615       342,000
  Amortization--loan fees............................................................        4,098         4,099
             --franchise fees........................................................        7,090         7,090
                                                                                       ------------  ------------
                                                                                           309,803       353,189
                                                                                       ------------  ------------
Net Income (Loss) for Year...........................................................   $ (256,431)   $ (139,520)
                                                                                       ------------  ------------
                                                                                       ------------  ------------

The accompanying notes are an integral part of this report.

PACKWOOD JEKYLL LIMITED PARTNERSHIP
COMPARATIVE STATEMENTS OF CASH FLOWS

                                                                                          FOR THE YEARS ENDED
                                                                                       --------------------------
                                                                                       DECEMBER 31,  DECEMBER 31,
                                                                                           1996          1995
                                                                                       ------------  ------------
Cash Flows from Operating Activities:
Net (Loss)...........................................................................   $ (256,431)   $ (139,520)
                                                                                       ------------  ------------
Adjustments to Reconcile Net Income to Cash Provided by Operations:
  Depreciation.......................................................................      298,615       342,000
  Amortization.......................................................................       11,188        11,189
  Accounts receivable................................................................      (24,312)       (7,119)
  Inventories........................................................................       11,334        (4,749)
  Prepaid expenses...................................................................       10,106       (52,293)
  Accounts payable...................................................................      (77,616)      124,786
  Accrued liabilities and taxes......................................................      126,318       (14,808)
  Security deposits..................................................................         (937)       (2,702)
                                                                                       ------------  ------------
      Total Adjustments..............................................................      354,696       396,304
                                                                                       ------------  ------------
Net Cash Provided by Operating Activities............................................       98,265       256,784
                                                                                       ------------  ------------
Cash (Used) in Investing Activities:
  Capital expenditures...............................................................      (20,021)     (160,568)
                                                                                       ------------  ------------
Cash Flows From Financing Activities:
  Proceeds from bank loan (net)......................................................        1,046        53,183
  Partners' drawings.................................................................       --          (100,000)
  Principal payments under mortgage..................................................      (92,600)      (79,531)
  Principal payments under lease payable (net).......................................      (30,629)         (808)
  Note payable--Packwood Management, Inc.............................................       60,000        --
                                                                                       ------------  ------------
Net Cash (Used) in Financing Activities..............................................      (62,183)     (127,156)
                                                                                       ------------  ------------
Net Increase (Decrease) in Cash......................................................       16,061       (30,940)
Cash at Beginning of Year............................................................       10,085        41,025
                                                                                       ------------  ------------
Cash at End of Year..................................................................   $   26,146    $   10,085
                                                                                       ------------  ------------
                                                                                       ------------  ------------
Supplemental Schedule of Financing Activities
  Interest paid......................................................................   $  375,293    $  389,377
                                                                                       ------------  ------------
                                                                                       ------------  ------------

The accompanying notes are an integral part of this report.

PACKWOOD JEKYLL LIMITED PARTNERSHIP
PARTNERS' CAPITAL

                                                                                                       BALANCE
                                                            JANUARY 1,                              DECEMBER 31,
                                                               1996        NET LOSS     DRAWINGS        1996
                                                           -------------  -----------  -----------  -------------
Limited Partners.........................................  $    (844,153) $  (128,216) $   --        $  (972,369)
General Partners.........................................     (1,194,154)    (128,215)     --         (1,322,369)
                                                           -------------  -----------  -----------  -------------
                                                           $  (2,038,307) $  (256,431)     --        $(2,294,738)
                                                           -------------  -----------  -----------  -------------
                                                           -------------  -----------  -----------  -------------

The accompanying notes are an integral part of this report.

PACKWOOD JEKYLL LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    ORGANIZATION

    The Partnership acquired the Jekyll Island Inn of Jekyll Island Georgia on February 15, 1989. The Hotel is a 265-room resort Hotel.

    BASIS OF FINANCIAL STATEMENTS

    The Partnership maintains its books and records and files its tax returns on the accrual basis.

    In preparing statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from the estimates.

(2) INVENTORIES

    Inventories are stated at the lower of cost or market. They consist of:

                                                                              DECEMBER 31,
                                                                          --------------------
                                                                            1996       1995
                                                                          ---------  ---------
Linen...................................................................  $  10,331  $  11,632
Food....................................................................      8,616     13,799
Beverages...............................................................      5,449      4,943
Tickets and miscellaneous...............................................      1,719      7,075
                                                                          ---------  ---------
                                                                          $  26,115  $  37,449
                                                                          ---------  ---------
                                                                          ---------  ---------

(3) PROPERTY AND EQUIPMENT

    Property and equipment are capitalized at cost. Significant improvements are capitalized; maintenance and repairs are charged to income. When equipment is retired or otherwise disposed of, the cost of the assets and related accumulated depreciation are eliminated from the accounts and any gain or loss on disposition is credited or charged to income.

    Depreciation and amortization of fixed assets is computed on accelerated methods using lives from five to 31 1/2 years.

(4) OTHER ASSETS

    Mortgage loan costs and franchise fees are all to be amortized over a 60-month period.

(5) MORTGAGE PAYABLE

    The Partnership has a first mortgage with GE Capital Asset Management Corp. for $4,500,000. Payments are at $39,052.05 per month with the balance due on July 31, 1998. Interest is at 8.5%. The balance due at December 31, 1996 was $4,220,111.

(6) PARTNERS' CAPITAL

    Pursuant to the partnership agreement all operating profits and losses of the Partnership are allocated as follows:

                            50% -- Limited Partners

                            50% -- General Partners

(7) GENERAL PARTNERS' ASSET MANAGEMENT FEE:

    The general partners receive in accordance with their respective interest an asset management fee in the amount of one percent of the Partnership's gross revenues. This fee is cumulative but subordinate to the cumulative return (10% per annum) payable to the limited partners.

(8) MANAGEMENT AGREEMENT

    On January 1, 1991 the hotel engaged "Packwood Management Inc.," a Georgia corporation, with a fee of 3% of gross revenue plus a $900 monthly accounting fee. Certain stockholders of Packwood Management Inc. are also stockholders of two of the corporate general partners. This agreement was terminated on December 9, 1996 and a new management agreement was signed with an independent company with a fee of 3% of gross revenue plus a $2,000 monthly accounting fee. The term of this agreement ends December 31, 2001.

(9) LAND LEASE

    The Partnership has a land lease with the Jekyll Island State Park Authority which expires April 26, 2018. The current annual base rent is $52,308 plus a percentage of revenue. The Partnership has a renewal option for an additional 16 years.

(10) BANK LOAN

    The Partnership has obtained a working capital loan for $250,000 from Merrill Lynch Business Financial Services, Inc. with an interest rate of prime plus 1 1/2%. It is collateralized by inventory, equipment, furniture, fixtures and accessories. The maturity date of this credit line is August 31, 1997.

(11) MEMBERSHIP AGREEMENT

    On December 23, 1991, the hotel became a "Best Western." This agreement was terminated in May 1996.

(12) LONG-TERM DEBT

    Long-term debt maturing in the next five years consists of the following:

1997          --      $ 114,301
1998          --      4,105,810
1999          --         --
2000          --         --
2001          --         --

    The Partnership leases equipment for the hotels. Payments over the next five years are as follows:

1997          --         24,276
1998          --         19,060
1999          --         11,883
2000          --          1,287
2001          --         --

(13) NOTE PAYABLE--PACKWOOD MANAGEMENT, INC.

    The Partnership borrowed a total of $60,000 from Packwood Management, Inc. in December 1996. The note is due on demand with an interest rate of 10% per annum. Certain stockholders of Packwood Management, Inc. are also stockholders of two of the corporate general partners.